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       SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C. 20549


                   FORM 8-K

                Current Report


                 November 12, 2002
  ----------------------------------------------
(Date of Report - Date of Earliest Event Reported)

                   0-9577
         ------------------------
          (Commission File Number)


            WALLSTREET-REVIEW, INC.
---------------------------------------------
(Formerly Beryllium International Corporation)

Florida (formerly Utah)        87-0294391
---------------------------------------------
(State or other              (IRS Employer
jurisdiction of             Identification No.)
incorporation or
organization)

           4701 N. Federal Highway
              Suite 370, B-9
          Lighthouse Point, Florida 33064
--------------------------------------------
   (Address of Principal Executive Offices)


                (954) 784-5044
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       (Registrant's Telephone Number)

Item 5.  Other Events

Wallstreet-Review, Inc. announces the removal for
cause of Mr. Peter Nardangeli as an officer and
director of the company by the unanimous vote of
the present Board of Directors.   Mr. Nardangeli
has not been replaced as of this date.

             SIGNATURES
             ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALLSTREET-REVIEW, INC.
 (Formerly Beryllium International Corporation)



Dated: November 12, 2002

By:  /s/Jeff Daly
     ---------------------------
     President